UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 20, 2010

ENERGY TRANSFER EQUITY, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-32740	30-0108820
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3738 Oak Lawn
Dallas, Texas 75219
(Address of principal executive offices) (Zip Code)
(214) 981-0700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     Energy Transfer Equity, L.P. (the “Partnership”) is filing the unaudited condensed consolidated balance sheet and related notes of LE GP, LLC as of September 30, 2009, which are included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. LE GP, LLC is the sole general partner of the Partnership.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of the Exhibit

99.1	Unaudited Condensed Consolidated Balance Sheet of LE GP, LLC and Subsidiaries as of September 30, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Equity, L.P. By: LE GP, LLC, its general partner
By:	/s/ John W. McReynolds
John W. McReynolds
President and Chief Financial Officer

Dated: January 20, 2010

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